QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.61
EXECUTION COPY

FIRST AMENDMENT

        FIRST AMENDMENT, dated as of June 20, 2003 (this "Amendment"), to the Fee and Guarantee Agreement, dated as of November 15, 2002 (as amended, supplemented or otherwise modified, the "Agreement"), between North American Van Lines, Inc., as Guarantor, and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Lender.

WITNESSETH:

        WHEREAS, pursuant to the Agreement, the Lender has agreed to make, and has made, the MLP II Facility available to the MLP II Borrowers;

        WHEREAS, the Guarantor has requested, and upon this Amendment becoming effective, the Lender has agreed, that certain provisions of the Agreement be amended in the manner provided for in this Amendment;

        NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

        SECTION 1.    DEFINITIONS. Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

        SECTION 2.    AMENDMENT TO AGREEMENT. The reference to "November 27, 2002" in the seventh line of the first paragraph of the Agreement is hereby deleted and "July 15, 2003" is substituted in lieu thereof.

        SECTION 3.    AMENDMENT TO SCHEDULE I. Schedule I to the Agreement is hereby deleted in its entirety and Schedule I attached hereto is substituted in lieu thereof.

        SECTION 4.    CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Guarantor and the Lender shall have executed and delivered this Amendment.

        SECTION 5.    REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Guarantor in the Agreement are true and correct on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date.

        SECTION 6.    PAYMENT OF EXPENSES. The Guarantor agrees to pay or reimburse the Lender for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Lender.

        SECTION 7.    REFERENCE TO AND EFFECT ON THE AGREEMENT. On and after the Amendment Effective Date, each reference in the Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Agreement, and each reference in the Letter Agreements and in the Term Notes made by the MLP II Borrowers in connection therewith to "the Fee and Guarantee Agreement", "thereunder", "thereof" or words of like import referring to the Agreement, shall mean and be a reference to the Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Agreement. Except as expressly amended herein, all of the provisions of the Agreement are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

        SECTION 8    COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Guarantor and the Lender.

        SECTION 9.    GOVERNING LAW. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

NORTH AMERICAN VAN LINES, INC., as Guarantor
By:	/s/ RALPH A. FORD Name: Title:
JPMORGAN CHASE BANK, as Lender
By:	/s/ DAVID CARPENTER Name: Title:

SCHEDULE I
TO THE FEE AND GUARANTEE AGREEMENT

PART A. New Loans

Name of MLP II Borrower	Amount of Loan	Maturity Date
Darrin W. Anderson	$138,750	May 5, 2004
Matthew McDowell	$69,375	May 5, 2004
Christine Y. Moore	$138,750	May 5, 2004
Michael Filipovic	$27,750	May 5, 2004
James P. Trainor	$138,750	May 5, 2004
Steven J. Fecko	$69,375	May 5, 2004
Michael J. Horina	$69,375	May 5, 2004
Kristie L. Kederis	$34,687.50	May 5, 2004
John Springer	$41,625	May 5, 2004
Kathy A. Hedley	$69,375	May 5, 2004
Christophe Vicic	$52,500	May 5, 2004
Total	$850,312.50

PART B. Continued Loans

Name of MLP II Borrower	Amount of Loan	Maturity Date
Tim Callahan	$92,300	May 5, 2004
Steve Cumbow	$106,500	May 5, 2004
Chris M. Roberts	$25,001	May 5, 2004
Henry Roth	$46,150	May 5, 2004
Total	$269,951

QuickLinks

  Exhibit 10.61 EXECUTION COPY
FIRST AMENDMENT
WITNESSETH
  SCHEDULE I TO THE FEE AND GUARANTEE AGREEMENT